SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   Form 8-K/A
                                (Amendment No. 1)


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


      Date of Report (Date of earliest event reported): September 27, 1999

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                          UNION BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)



           Virginia                       0-20293                54-1598552
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

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                              212 North Main Street
                                  P.O. Box 446
                          Bowling Green, Virginia 22427
          (Address of principal executive offices, including zip code)
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       Registrant's telephone number, including area code: (804) 633-5031

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 4, 1999, the Registrant filed a Current Report on Form 8-K dated September 27, 1999, to report a change in its certifying accountant from KPMG LLP to Yount Hyde & Barbour, P.C. The Registrant provided KPMG LLP with that Form 8-K and requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in the Form 8-K. The letter from KPMG LLP responding to the request is included as Exhibit 16.1 to this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16.1 - Letter from KPMG LLP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UNION BANKSHARES CORPORATION



                                 By:      /s/ D. Anthony Peay
                                    ----------------------------------------
                                          D. Anthony Peay
                                          Vice President and Chief Financial
                                          Officer


October 14, 1999

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